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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  February 22, 1994

                          JPS Textile Group, Inc.
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

           33-58272                                    57-0868166
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

   555 North Pleasantburg Drive, Suite 202,
                Greenville, SC                                 29607
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (803) 239-3900
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            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)































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     ITEM 5.   OTHER EVENTS.
               ------------
               JPS Textile Group, Inc. (the "Company") announced in a press release dated February 22, 1994, that it intends to sell, subject to certain conditions, all of the automotive products and synthetic industrial fabrics operations of the Company to a newly formed corporation, JPS Automotive Products Corp., organized to acquire such assets. The full text of the press release is attached as Exhibit
     99.1 hereto.




     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               ---------------------------------------------------------
               EXHIBITS.
               --------

     (c)  Exhibits
          --------

               99.1 -    Press release issued by the Company on February
                         22, 1994.

















































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                                   SIGNATURES
                                   ----------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned thereunto duly authorized.

     February 24, 1994


                                        JPS TEXTILE GROUP, INC.



                                   By:   /s/ David H. Taylor
                                        -----------------------------------
                                        Name:  David H. Taylor
                                        Title: Executive Vice
                                               President - Finance
                                               and Secretary





















































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                                  Exhibit Index
                                  -------------


     Exhibit No.    Description of Exhibit
     ----------     ----------------------

       99.1         Press release issued by the
                    Company on February 22, 1994



























































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